Investment by Alibaba	12 Months Ended
Dec. 31, 2016
Investment by Alibaba
Investment by Alibaba

3. Investment by Alibaba

On April 29, 2013 (“Transaction Date”), Alibaba Group Holding Limited (“Alibaba”) through its wholly owned subsidiary invested $585.8 million to purchase equity shares of the Company, representing an ownership interest of 18% on a fully diluted basis. The Company also granted an option to Alibaba to enable it to purchase additional equity shares and increase its ownership in Weibo up to 30% on a fully-diluted basis. The call option was to expire immediately upon the earlier of the consummation of (i) any sale of shares by Alibaba of more than 25%, determined in the aggregate with all prior sales, of the acquired shares and (ii) the full exercise of the call option. Alibaba had the right to exercise the option, in whole or in part, at any time, commencing on the Transaction Date and ending on the consummation of a qualified IPO of Weibo. The exercise price of the option was equal to the lower of (i) an amount that represents a 15% discount to the IPO offering price per ordinary share in a qualified IPO offering and (ii) a price per ordinary share that implies an equity valuation (exclusive of the purchase price to be paid by Alibaba for these ordinary shares) of $5.5 billion for the Company on a fully diluted basis.

In accordance with ASC Subtopic 815-10, the option was deemed legally detachable and separately exercisable from the preferred and ordinary shares and, thus, accounted for as a freestanding instrument. As the strike price of the call option may be adjusted by the occurrence of a qualified IPO of Weibo, if any, it is not considered indexed to Weibo’s own stock. Accordingly, the call option was recorded as an investor option liability and for the year ended December 31, 2014, $47.0 million of losses was recognized based on a subsequent change in fair value in the Group’s consolidated statements of comprehensive income (loss).

Alibaba fully exercised its option to increase its ownership in the Company to 30% on a fully diluted basis upon the IPO and acquired 29,990,778 Class A ordinary shares, which consists of (i) 21,067,300 shares acquired from SINA at a price that represents a 15% discount to the IPO price of the Company, (ii) 2,923,478 shares acquired from the Company at a price that represents a 15% discount to the IPO price through a concurrent private placement and (iii) 6,000,000 shares purchased from the Company at the IPO price. As part of a series of the transaction, the Company repurchased 2,923,478 ordinary shares from SINA with the US$42.2 million proceeds from the issuance of ordinary shares to Alibaba in the concurrent private placement. Among the acquired shares by Alibaba, 23,990,778 shares were purchased from SINA at a price representing 15% discount to its IPO price and 6,000,000 shares were purchased from the Company in the public offering at the IPO price. The discount of US$ 61.2 million borne by SINA on behalf of Weibo were considered as a deemed contribution from the shareholder. As Alibaba’s decision to waive the discount for the newly issued 6,000,000 Class A ordinary shares was motivated by its position as principle shareholder, the discount of US$15.3 million was also considered as a deemed contribution from the shareholder.